UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to (§) 240.14a-12

(Name of Registrant As Specified In Its Charter)

KORN/FERRY INTERNATIONAL

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No Fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Notes:

KORN/FERRY INTERNATIONAL

IMPORTANT ANNUAL MEETING INFORMATION 000004

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Vote by Internet

Go to www.envisionreports.com/KFY

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Korn/Ferry Stockholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Korn/Ferry International Stockholder Meeting to be Held on September 26, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/KFY

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/KFY to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 16, 2013 to facilitate timely delivery.

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Korn/Ferry International Stockholder Meeting Notice

Korn/Ferry International’s Annual Meeting of Stockholders will be held on September 26, 2013 at Intercontinental Hotel in Century City located at 2151 Avenue of the Stars, Los Angeles, California 90067, at 8:00 a.m. Pacific Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote “FOR” Proposal 1, “FOR” each of the nominees listed in Proposal 2 (if Proposal 1 is approved), “FOR” each of the nominees listed in Proposal 3 (if Proposal 1 is not approved), and “FOR” Proposals 4 and 5.

1. Amendment of Certificate of Incorporation.

2. If Proposal 1 is approved, election of each of the eight directors nominated by the Board:

01 - Gary D. Burnison

02 - William Floyd

03 - Jerry Leamon

04 - Edward D. Miller

05 - Debra J. Perry

06 - Gerhard Schulmeyer

07 - George T. Shaheen

08 - Harry L. You

3. If Proposal 2 is not approved, election of the two directors nominated by the Board to serve until the 2016 Annual Meeting of Stockholders:

09 - Gary D. Burnison

10 - Edward D. Miller

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

5. Advisory resolution regarding executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

To: The Stockholders of Record of Korn/Ferry International as of the Close of Business on August 1, 2013

Notice of Proposed Amendment of Certificate of Incorporation

In accordance with Section 242 of the Delaware General Corporation Law, Korn/Ferry International (the “Company”) hereby provides notice that an amendment to the Company’s Certificate of Incorporation will be proposed for adoption at its 2013 Annual Stockholder Meeting. Proposal 1 in our proxy statement asks for our stockholders to vote “FOR” the amendment to our Certificate of Incorporation to declassify our Board of Directors to provide for annual elections of all directors commencing at the 2013 Annual Stockholder Meeting. Article VIII and X of our Certificate of Incorporation are proposed to be amended to read as follows:

Article VIII: Number of Directors

Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing the issuance of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the Board of Directors shall consist of not fewer than 8 nor more than 15 directors, the exact number of directors within such limits to be determined solely by the Board of Directors in the manner set forth in the Bylaws of the Corporation. Commencing with the 2013 annual meeting of stockholders, directors shall be elected for a term ending on the date of the next annual meeting of stockholders following their election and until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal.

Article X: Removal of Directors

Any or all directors may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors.

Additional information regarding this proposal is set forth in the proxy statement. Stockholders are encouraged to read the proxy statement in its entirety by accessing a copy of such statement by following the instructions on this Notice Regarding the Internet Availability of Proxy Materials.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

Internet – Go to www.envisionreports.com/KFY. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

Email – Send email to investorvote@computershare.com with “Proxy Materials Korn/Ferry” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 16, 2013.

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